EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED POUBLIC ACCOUNTANTS


We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of International Trust & Financial Systems, Inc. (the "Company") of our report dated April 6, 2004 which appears in the Company's Annual Report on Form 10-KSB for the years ended December 31, 2003 and 2002.


MALONE & BAILEY, PLLC

Houston, Texas
July 15, 2004



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